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                            KOBRICK INVESTMENT TRUST

                      STATEMENT OF ADDITIONAL INFORMATION


               February 1, 1999, as supplemented on July 7,1999


                              Kobrick Growth Fund
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund




This Statement of Additional Information is not a prospectus. It should be read in conjunction with the current Prospectus for the Funds of Kobrick Investment Trust. A copy of the Funds' current Prospectus can be obtained by writing the Trust at Boston Financial Data Services, Inc. 66 Brooks Drive, Braintree, Massachusetts 02184-3839, or by calling the Trust nationwide toll-free 888-523-8631.
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                      STATEMENT OF ADDITIONAL INFORMATION

                            Kobrick Investment Trust
                               101 Federal Street
                          Boston, Massachusetts 02110

                               TABLE OF CONTENTS


                                                                       PAGE
THE TRUST............................................................     1

ADDITIONAL INFORMATION CONCERNING
CERTAIN INVESTMENT TECHNIQUES........................................     2

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS......................     9

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS..............    13

INVESTMENT LIMITATIONS...............................................    15

TRUSTEES AND OFFICERS................................................    17

THE INVESTMENT MANAGER...............................................    19

DISTRIBUTION PLAN....................................................    20

SECURITIES TRANSACTIONS..............................................    21

PORTFOLIO TURNOVER...................................................    23

CALCULATION OF SHARE PRICE...........................................    23

TAXES................................................................    24

REDEMPTION IN KIND...................................................    25

HISTORICAL PERFORMANCE INFORMATION...................................    25

CUSTODIAN............................................................    27

AUDITORS.............................................................    27

TRANSFER AGENT.......................................................    28

ADMINISTRATOR........................................................    28

DISTRIBUTOR..........................................................    28

FINANCIAL STATEMENTS.................................................    29

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     THE TRUST

     Kobrick Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 10, 1997. The Trust currently offers three series of shares to investors: the Kobrick Growth Fund, the Kobrick Capital Fund and the Kobrick Emerging Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     Under the Master Trust Agreement of the Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Investment Company Act of 1940. At that time, a meeting of shareholders will be called. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     ADDITIONAL INFORMATION CONCERNING
     CERTAIN INVESTMENT TECHNIQUES

     Among other investments described below, each Fund may buy and sell futures contracts, options on securities, options on securities indices, options on futures contracts, foreign investments, currencies, repurchase agreements, reverse repurchase agreements, swap arrangements, and "when issued" securities and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by Kobrick Funds LLC (the "Investment Manager") to aid in achieving the investment objective of the Funds. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

FUTURES CONTRACTS.

     Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

     The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the applicable Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the applicable Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, each Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

OPTIONS ON SECURITIES.

     Each Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

     Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the' applicable clearing corporation and exchanges.

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OPTIONS ON SECURITIES INDICES.

     Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

     Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, a Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

OPTIONS ON FUTURES CONTRACTS.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

OPTIONS STRATEGY.

     A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put - - thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund - - thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in losing the ability to participate in the appreciation of the underlying securities or securities indices.

     A basic option strategy when a rise in securities prices is anticipated is the purchase of a call - - thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

     Each Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY.

     Each Fund will engage in transactions in futures contracts or options primarily as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or subject to the limitations described below, to enhance return. No Fund will purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of such Fund's net assets would be represented by long futures contracts or call options. No Fund will write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of such Fund's net assets. In addition, no Fund may establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of such Fund's net assets.

     Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Funds will enter into an option or futures position only if it appears to be a liquid investment.

FOREIGN INVESTMENTS.

     The Funds reserve the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers. Under current policy, however, each Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky, due to (a) the additional costs involved to the Funds;
(b) the relative illiquidity of the issue in U.S. markets ; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. Each Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     To the extent a Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

     Although each Fund may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars.
As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite

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effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in the local markets.

CURRENCY TRANSACTIONS.

     Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to each Fund. This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

REPURCHASE AGREEMENTS.

     Each Fund may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. A Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities greater than seven days when combined with other illiquid securities will be limited to 15% of each Fund's net assets.

REVERSE REPURCHASE AGREEMENTS.

     Each Fund may enter into reverse repurchase agreements. However, a Fund may not engage in reverse repurchase agreements in excess of 5% of the applicable Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

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     When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

SWAP ARRANGEMENTS.

     Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates, securities or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specific period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the applicable Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the applicable Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the applicable Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the applicable Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the applicable Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

WHEN-ISSUED SECURITIES.

     Each Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when- issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

RULE 144A SECURITIES.

     Subject to the percentage limitation on illiquid securities noted below under Investment Limitations, each Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

     DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     As indicated in the Funds' Prospectus, a Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which a Fund may invest are described below.

     U.S. GOVERNMENT AND RELATED SECURITIES.

     U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which each Fund invests include, among others:

     . direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     . obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     . obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which each Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, each Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by each Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS") , and may not be deemed U.S. Government securities.

     Each Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

     BANK MONEY INVESTMENTS.

     Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Funds will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Funds will not invest in time deposits maturing in more than seven days and will not invest more than 10% of the total assets of the applicable Fund in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     SHORT-TERM CORPORATE DEBT INSTRUMENTS.

     Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     COMMERCIAL PAPER RATINGS.

     Commercial paper investments at the time of purchase will be rated within the "A" major rating category by Standard & Poor's Corporation ("S&P") or within the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" rating category by S&P or by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the BBB category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-l, A-2 or A-
3. (Those A-l issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-l+.)

     The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-l, Prime-2 or Prime-3.

     QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

     CORPORATE BONDS.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     PREFERRED STOCKS.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     INVESTMENT LIMITATIONS

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding voting shares of a Fund means the vote (A) of 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Trust are present or represented by proxy; or (B) of more than 50% of the outstanding voting shares of the Trust, whichever is less.

     The limitations applicable to each Fund are:

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings. Deposit of payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets.

     3. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

     4. Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. Commodities. The Fund will not purchase or sell commodities or commodity contracts including futures, or purchase or write put or call options on commodities, except that the Fund may purchase or sell financial futures contracts and related options.

     6. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     7. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     8. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     9. Industry Concentration. The Fund will not invest more than 25% of its total assets in any particular industry, except in the case of U.S. Government securities.

     10. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     The Trust does not intend to pledge, mortgage or hypothecate the assets of either Fund. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Other current investment policies of each of the Funds, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

     1. Illiquid Investments. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and the Fund will not purchase restricted securities (excluding securities eligible for resale under Rule 144A under the Securities Act of 1933) if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     2. Investing for Control. The Fund will not invest in companies for the purpose of exercising control or management.

     3. Issuer Concentration. The Fund will not purchase a security of any one issuer if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets to be invested in the securities of any one issuer or
(b) cause more than 10% of any class of securities of such issuer to be held by the Fund.

     4.   Other Investment Companies.    The Fund will not invest more than 10%
of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     TRUSTEES AND OFFICERS

     The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

NAME                                  AGE         POSITION HELD
     *Frederick R. Kobrick             55       President/Trustee
     Jay H. Atlas                      54            Trustee
     Samuel L. Hayes, III              63            Trustee
     Joseph P. Paster                  53            Trustee
     Richard A. Goldman                38            Treasurer

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

*Frederick R. Kobrick, 101 Federal Street, Boston, MA 02110, serves as a
Trustee and President of the Trust. He is 55. His principal occupation currently is President of Kobrick Funds LLC. Prior to becoming President of the predecessor to Kobrick Funds LLC in 1997, he served from 1985 as a senior vice president and portfolio manager for State Street Research & Management Company. He is also currently a principal in certain private investment partnerships.

Jay H. Atlas, 2540 Route 130, Cranbury, NJ 08512, serves as a Trustee of the Trust. He is 54. His principal occupation is as Chief Executive Officer, President and Director of Ariel Corporation. During the past five years, he has provided consulting services as a sole proprietor to information technology businesses and served as a Vice President and General Manager of Sales and Marketing for Convex Computer Corporation and a Vice President of Computervision Corporation.

Samuel L. Hayes, III, Harvard University, Graduate School of Business Administration, Soldiers Field Road, Boston, MA 02163, serves as a Trustee of the Trust. He is 63. His principal occupation is as a Professor at the Harvard Business School. Professor Hayes has taught at Harvard since 1972.

Joseph P. Paster, John Hancock Place, Post Office Box 111, Boston, MA
02117, serves as a Trustee of the Trust. He is 53. His principal occupation is as a Vice President of John Hancock Mutual Life Insurance Company, where he has served in various capacities since 1967.

Richard A. Goldman, 101 Federal Street, Boston, MA 02110, serves as Treasurer of the Trust. He is 38. His principal occupation currently is Chief Operating Officer of Kobrick Funds LLC. Prior to becoming Chief Operating Officer of the predecessor to Kobrick Funds LLC in 1997, he was associated with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. from August 1989 until October 1997.

*Mr. Kobrick, as principal of Kobrick Funds LLC, the Trust's Investment Manager, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

    As of December 31, 1998, Cendant Corporation was the record holder of 64% of the shares of the Capital Fund, 76% of the shares of the Emerging Growth Fund and 71% of the shares of the Growth Fund. Cendant Corporation is incorporated under the laws of the State of Delaware and has its principal corporate office in Parsippany, New Jersey. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of each Funds shares are so owned, such owners will be presumed to be in control of such shares for purposes of voting on certain matters submitted to a vote of shareholders.

     Each non-interested Trustee (Messrs. Atlas, Hayes and Paster) will receive an annual retainer of $4,000 and a $500 fee for each Fund for each Board meeting and committee meetings attended and will be reimbursed for travel and other expenses incurred in the performance of their duties. No other compensation or pension or retirement benefits will be paid or accrued to any other officer or trustee as part of the expenses of the Funds.

                              Compensation Table

                                        Pension or                          Total
                         Aggregate      Retirement       Estimated       Compensation
Name of                  Compensa-   Benefits Accrued     Annual       From Registrant
Person                   tion From   As Part of Fund   Benefits Upon   and Fund Complex
Position                Registrant       Expenses       Retirement    Paid to Directors
----------------------------------------------------------------------------------------
Jay H. Atlas               $13,000*          -0-            -0-             $13,000*
  Trustee

Samuel L. Hayes, III       $10,000*          -0-            -0-             $10,000*
  Trustee

Joseph P. Paster           $13,000*          -0-            -0-             $13,000*
  Trustee

______

     *Annual compensation of $4,000 and assuming 4 meetings of the Trustees ($500 fee for each Fund for each meeting of the Trustees) and for Messrs. Atlas and Paster, two meetings of the Audit Committee.

     THE INVESTMENT MANAGER

     Kobrick Funds LLC (the "Investment Manager") is the Trust's investment manager. The Investment Manager is a wholly owned subsidiary of Nvest Companies, L.P. ("Nvest"). Nvest has 18 affiliates and divisions and $133 billion in assets under management (as of March 31, 1999). Under the terms of the Investment Advisory Agreement between the Trust and the Investment Manager, the Investment Manager manages the Funds' investments. On a monthy basis, each Fund pays the Investment Manager an annual advisory fee computed as 1.00% of the average of the values of the net assets of the Fund as determined at the close of each business day during the year. The advisory fees paid to the predecessor to the Investment Manager during the Funds' last fiscal year were $250,782 with respect to the Capital Fund, $239,480 with respect to the Emerging Growth Fund and $856 with respect to the Growth Fund. Such advisory fees covered services rendered to the Capital Fund and the Emerging Growth Fund for nine months and to the Growth Fund for one month.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The operating expenses include fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses related to the distribution of the Funds' shares (which expenses will be paid from the 12b-1 fees under the Distribution Plan; see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator, and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, and expenses of shareholders' meetings and proxy solicitations. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Investment Manager are paid by the Investment Manager.

     The Investment Advisory Agreement provides that the Investment Manager shall furnish the Trust with suitable office space and facilities and such management, investment advisory, statistical and research facilities and services as may be required from time to time by the Trust and the Funds are responsible for its other expenses and services. In view of the requirements for management of the Funds' particular investment program, this fee is higher than those charges for many other funds.

     By its terms, the Trust's Investment Advisory Agreement will remain in force until July 6, 2001 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Trust's Investment Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Manager. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The name "Kobrick" is the property right of the Investment Manager. The Investment Manager may use the name "Kobrick" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Kobrick" if the Investment Manager ceases to be employed as the Trust's investment manager.

     DISTRIBUTION PLAN

     As stated in the Funds' Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. The distribution expenses incurred during the Fund's fiscal year ended September 30, 1998 were $62,695 with respect to the Capital Fund, $59,870 with respect to the Emerging Growth Fund and $214 with respect to the Growth Fund. Such distribution expenses were incurred with respect to the Capital Fund and the Emerging Growth Fund for nine months and to the Growth Fund for one month.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Investment Manager after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     SECURITIES TRANSACTIONS

     The Investment Manager's policy is to seek for its clients, including the Funds, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency) and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Funds occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

     Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services), provided, however, that the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of Section 28(e) of the Securities Act of 1934, to the extent applicable.

     CODE OF ETHICS. The Trust and the Investment Manager have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing for certain individuals, activities of all officers and investment personnel of the Investment Manager, including having to preclear any personal securities (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no officer or investment personnel may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of such person, is being considered for purchase or sale, by any of the Funds. The substantive restrictions applicable to certain officers and investment personnel of the Investment Manager include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by certain officers and investment personnel of the Investment Manager within periods of trading by any of the Funds in the same (or equivalent) security.

     GROUPING OF SECURITIES TRANSACTIONS Mr. Kobrick, in addition to serving as the senior officer of the Investment Manager, is also the principal in private investment partnerships, and may act in that capacity with respect to other similar investment partnerships. One or more of such accounts, may from time to time, purchase or sell securities or have securities under consideration for purchase or sale that are also being sold or purchased or considered for sale or purchase by the Funds. In those instances where securities transactions are carried on at the same time on behalf of any or all of the Funds and such other accounts, transactions in such securities for such accounts may be grouped with securities transactions carried out on behalf of the Funds. The practice of grouping orders of various accounts will be followed to get the benefit of best prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices the transactions will be allocated as to amount and price in a manner considered equitable to each account so that each receives, to the extent practicable, the average price for such transactions. Transactions will not be grouped unless it is the judgment of the Investment Manager that such aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for the Funds and in each case the books and records of the Funds and any such other account will separately reflect, for each account, the orders of which are aggregated and the securities held by and bought and sold for that account.

     PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Investment Manager anticipates that the portfolio turnover rate for the Growth Fund normally will not exceed 100% and for each of the Capital Fund and the Emerging Growth Fund the portfolio turnover normally will be in the range of 150% - 250%.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Manager believes that portfolio changes are appropriate.

     CALCULATION OF SHARE PRICE

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (traditionally 4:00 p.m., Eastern time) on each day the Fund is open for business. Each Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the applicable Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the applicable Fund, rounded to the nearest cent.

     Portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid prices, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if a last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, (iv) short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value and (v) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each of the Funds will fluctuate with the value of the securities it holds.

     TAXES

     The Funds' Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. However, it cannot give complete assurance that it will do so. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     Each Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of redemptions and dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding or demonstrates an exemption from withholding.

     REDEMPTION IN KIND

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. The Funds have made an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

     HISTORICAL PERFORMANCE INFORMATION

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P (1 + T)/n/ = ERV
     Where:

     P =   a hypothetical initial payment of $1,000
     T =   average annual total return
     n =   number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     From time to time, each of the Funds may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          Yield = 2[(a-b/cd + 1)6 - 1]
     Where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d =  the maximum offering price per share on the last day of the period

     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Growth Fund may provide comparative performance information appearing in the Growth Funds category, the Capital Fund may provide comparative performance information appearing in the Capital Appreciation Funds category and the Emerging Growth Fund may provide comparative performance information appearing in the Small Capitalization Funds category. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index and the Russell 3000 Index . The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index is an unmanaged index of 2000 small capitalization U.S. stocks and is a commonly used index of U.S. small stock performance. The Russell 3000 Index is an unmanaged index of the 3,000 largest companies based on total market capitalization.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

     CUSTODIAN

     State Street Bank and Trust Company ("SSBT"), 225 Franklin Street, Boston, MA 02110, has been retained to act as Custodian for the Funds' investments. SSBT acts as each

Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

     SSBT also provides accounting and pricing services to the Funds. This includes calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties. For these custodial, accounting and pricing services, each Fund pays an annual fee based on an average monthly net assets in accordance with the following schedule:

     AVERAGE                  FEE (EXPRESSED AS A
     MONTHLY                  PERCENTAGE OF AVERAGE
     NET ASSETS               MONTHLY NET ASSETS)
     ----------               -------------------
     First $100 million             0.04%
     Next $100 million              0.02%
     Excess                         0.01%

     The minimum monthly charge per Fund is $3,000, phased in during the first year of such Fund's operations at a rate of 1/12 in month one, 2/12 in month two, increasing incrementally per month until the full minimum is in effect in month twelve. In addition, each Fund pays all costs of external pricing services as well as transaction fees.

     AUDITORS

     The firm of PricewaterhouseCoopers LLP has been selected as independent auditors for the Trust for the fiscal year ending September 30, 1999. PricewaterhouseCoopers LLC, One Post Office Square, Boston, Massachusetts 02109, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

     TRANSFER AGENT

     The Trust's transfer agent, State Street Bank and Trust Company ("SSBT"), through its agent, Boston Financial Data Services, Inc., maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. SSBT receives for its services as transfer agent a fee payable monthly at an annual rate of $20.00 per account from each Fund, provided, however, that the minimum fee is approximately $3,400 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     ADMINISTRATOR

     SSBT is retained to provide administrative services to the Funds. In this capacity, SSBT supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. SSBT supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays SSBT a fee based on each Fund's average assets in accordance with the following schedule:

     AVERAGE                  FEE (EXPRESSED AS A
     MONTHLY                  PERCENTAGE OF AVERAGE
     NET ASSETS               MONTHLY NET ASSETS)
     ----------               -------------------
     First $200 million             0.08%
     Next $200 million              0.06%
     Excess                         0.04%

     The minimum annual amount per Fund for 1999 is $60,000. This minimum will increase to $85,000 per Fund in 2000.

     DISTRIBUTOR

     Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, acts as distributor of the Funds' shares pursuant to a distribution agreement (the "Distribution Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Funds' shares for sale. FDI does not receive any compensation under the Distribution Agreement.

     FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

     The Distribution Agreement may be terminated by either party upon sixty
(60) days' prior written notice to the other party, and will automatically terminate in the event of its assignment.

     FINANCIAL STATEMENTS

     The audited Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets, Financial Highlights and Schedule of Investments for the Capital Fund, the Emerging Growth Fund and the Growth Fund as of September 30, 1998 are included in this Statement of Additional Information.